SHORT-TERM DEBT AND LONG-TERM DEBT (Schedule Of Debt Instruments) (Details) - USD ($) $ in Thousands		Dec. 31, 2016	Dec. 31, 2015
Total		$ 95,390	$ 122,072
An asset management company [Member]
Total	[1]	42,786	69,468
A trust company [Member]
Total	[2]	$ 52,604	$ 52,604

[1]	In November 2015, the Company entered into a long-term loan agreement with an asset management company to borrow $69,468 in order to finance the investment in SoFi. The loan bears an annual interest rate ranging from 12% to 16% upon certain scenarios, including a qualified public offering of SoFi during the period of the loan, and requests the pledge of certain assets of the Company consisting of building, the long-term investment in Hayman, and certain shares of SoFi owned by the Company including 4,970,573 Series B Preferred Stock, 6,020,695 Series D Preferred Stock and 2,361,116 Series E Preferred Stock. The loan in expected to be repaid within four years. The Chief Executive Officer (“CEO”) of the Company provided joint and several liability guarantee for the loan. The loan can be repaid in advance at the option of the Company upon distribution from the long-term investment in one of its equity method investee, or upon approval from the asset management company. In January 2016, the Company received the notice for such distribution from the equity method investee and repaid $23,608 of the loan balance. In early 2017, the Company made a request to the asset management company for an early repayment. Such request was approved and the Company repaid the remainder of the loan before the report date.
[2]	In October 2015, the Company entered into a long-term loan agreement with a trust company to borrow $59,260 in order to finance the investment in SoFi. The loan bears an annual interest rate 6% and requests the pledge of 7,512,535 Series F Preferred Stock of SoFi owned by the Company. The loan is expected to be repaid within three years and could be extended to five years if specific revenue targets of SoFi are reached.